UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) October 23, 2001
                                 --------------

                          GALA HOSPITALITY CORPORATION
                             FORMERLY XPEDIAN, INC.
                 (Name of Small Business issuer in its charter)


               FLORIDA                001-12765             59-2720096
               -------                ---------             ----------
 (State or other jurisdiction of (Commission File No.)   (IRS Employer ID No.)
  incorporation or organization)


                        1717 N. Bayshore Drive, Suite 321
                                 Miami, FL 33132
                    (Address of principal executive offices)

                                  (305)530-0046
                         (Registrant's telephone number)

                            -------------------------
                           SPECIAL SECURITIES COUNSEL
                        Law Office of L. Van Stillman, PA
                              L. Van Stillman, Esq.
                        1177 George Bush Blvd. Suite 308
                           Delray Beach, Florida 33483
                                 (561) 330-9903
                              (561) 330-9116 (fax)










ITEM 5. Other Events

     Name Change: On October 23, 2001, our Board of Directors voted to change our name from XPEDIAN, INC. to GALA HOSPITALITY CORPORATION. On October 26, 2001, we filed with the Florida Secretary of State an amendment to our Articles of Incorporation reflecting the name change.



                                Index to Exhibits

Exhibit 3.1 Articles of Amendment, filed with the State of Florida Secretary of State.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        XPEDIAN, INC.

Date   December 4, 2001
    --------------------                By: /s/ Jeffrey Stoller

                                   -----------------------------
                            Jeffrey Stoller, President and Director